Exhibit 4.1

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT–	_______________________Custodian_______________________
TEN ENT	– as tenants by the entireties		(Cust)	(Minor)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors
Act___________________________________________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,______________________ HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND SO HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS

ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE, WHATSOEVER.
Signature(s) Guaranteed:

Signature
Signature(s) must be guaranteed by a Bank, Broker or qualified Financial Institution.

AT
ATTUNITY LTD.
INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL
THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK, U.S.A. OR ISRAEL
THIS CERTIFIES that
SPECIMEN
is the Registered Holder of
FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF NIS 0.4 EACH
of ATTUNITY LTD. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This
Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association and amendments thereto of the Company, to all of which the holder by the acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
CUSIP M15332 12 1
SEE REVERSE FOR
CERTAIN DEFINITIONS

AT ATTUNITY LTD. INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK, U.S.A. OR ISRAEL THIS CERTIFIES that SPECIMEN is the Registered Holder of FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF NIS 0.4 EACH of ATTUNITY LTD. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association and amendments thereto of the Company, to all of which the holder by the acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the Company has caused this Certificate to be issued under the facsimile seal of the Company.   Dated: COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC (Brooklyn, New York) TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE CUSIP M15332 12 1 SEE REVERSE FOR CERTAIN DEFINITIONS z